AGREEMENT AND PLAN OF MERGER
OF WELUND FUND, INC.
A NEVADA CORPORATION,
and
WELUND FUND, INC.
A DELAWARE CORPORATION

This Agreement and Plan of Merger dated as of January 25, 2006 (the “Agreement”) is between Welund Fund Inc., a Delaware corporation (“Welund-Delaware”), and Welund Fund Inc., a Nevada corporation (Welund-Nevada”). Welund-Nevada and Welund-Delaware are sometimes referred to in this Agreement as the “Constituent Corporations.”

RECITALS

A.    Welund-Nevada is a corporation duly organized and existing under the laws of the State of Nevada and has an authorized capital of 120,000,000 shares, 100,000,000 of which are designated “Common Stock,” $0.0001 par value, and 20,000,000 of which are designated “Preferred Stock,” $0.0001 par value. As of January 25, 2005, 100 shares of Welund-Nevada Common Stock were issued and outstanding, all of which are held by Welund-Delaware, and no shares of Preferred Stock were issued and outstanding.

B.    Welund-Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of 120,000,000 shares, 100,000,000 of which are designated “Common Stock,” $0.0001 par value and 20,000,000 of which are designated “Preferred Stock,” $0.0001 par value. As of January 25, 2005, 3,440,000 shares of Common Stock were issued and outstanding and no shares of Preferred Stock were issued and outstanding. As of January 25, 2005, there were no options, purchase rights, conversion rights or warrants issued and outstanding relating to any Welund-Delaware shares.

C.    The Board of Directors of Welund-Delaware has determined that, for the purpose of effecting the reincorporation of Welund-Delaware in the State of Nevada, it is advisable and in the best interests of Welund-Delaware that Welund-Delaware merge with and into Welund-Nevada upon the terms and conditions provided in this Agreement.

D.    The respective Boards of Directors of Welund-Nevada and Welund-Delaware have approved this Agreement, have received the required consents from their respective stockholders and have directed that this Agreement be executed by the undersigned officers.

AGREEMENT

In consideration of the mutual agreements and covenants set forth herein, Welund-Nevada and Welund-Delaware hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

1.    Merger.

1.1    Merger. In accordance with the provisions of this Agreement, the Nevada Revised Statutes and the Delaware General Corporation Law, Welund-Delaware shall be merged with and into Welund-Nevada (the “Merger”), the separate existence of Welund-Delaware shall cease and Welund-Nevada shall be, and is sometimes referred to below as, the “Surviving Corporation,” and the name of the Surviving Corporation shall be Welund Fund, Inc., a Nevada corporation.

1.2    Filing and Effectiveness. The Merger shall become effective upon completion of the following actions:

(a)    The satisfaction or waiver of all of the conditions precedent to the consummation of the Merger as specified in this Agreement; and

(b)    The filing with the Secretary of State of Nevada of an executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the Nevada Revised Statutes.

The date and time when the Merger becomes effective is referred to in this Agreement as the “Effective Date of the Merger.”

1.3    Effect of the Merger. Upon the Effective Date of the Merger, the separate existence of Welund-Delaware shall cease and Welund-Nevada, as the Surviving Corporation, (a) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (b) shall be subject to all actions previously taken by its and Welund-Delaware’s Board of Directors, (c) shall succeed, without other transfer, to all of the assets, rights, powers and property of Welund-Delaware in the manner more fully set forth in Nevada Revised Statutes 92A.250, (d) shall continue to be subject to all of the debts, liabilities and obligations of Welund-Nevada as constituted immediately prior to the Effective Date of the Merger, and (e) shall succeed, without other transfer, to all of the debts, liabilities and obligations of Welund-Delaware in the same manner as if Welund-Nevada had itself incurred them, all as more fully provided under the applicable provisions of the Nevada Revised Statutes and the Delaware General Corporation Law.

2.    Charter Documents, Directors and Officers

2.1    Certificate of Incorporation. The Certificate of Incorporation of Welund-Nevada as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

2.2     Bylaws. The Bylaws of Welund-Nevada as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

2.3    Directors and Officers. The directors and officers of Welund-Nevada immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or as otherwise provided by law, the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

3.    Manner of Conversion of Stock

3.1    Welund-Delaware Common Stock. Upon the Effective Date of the Merger, each share of Welund-Delaware Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such share or any other person, be converted into and exchanged for one fully paid and nonassessable share of Common Stock, $0.0001 par value, of the Surviving Corporation. No fractional share interests of the Surviving Corporation shall be issued.

3.2    Welund-Nevada Common Stock. Upon the Effective Date of the Merger, each share of Common Stock, $0.0001 par value, of Welund-Nevada issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by Welund-Nevada, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

3.3    Exchange of Certificates. After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of Welund-Delaware Common Stock may be asked to surrender the same for cancellation to an exchange agent, whose name will be delivered to holders prior to any requested exchange (the “Exchange Agent”), and each such holder shall be entitled to receive in exchange therefor a cer-tificate or certificates representing the number of shares of the appropriate class and series of the Surviving Corporation’s capital stock into which the surrendered shares were converted as herein provided. Until so surrendered, each outstanding certificate theretofore representing shares of Welund-Delaware capital stock shall be deemed for all purposes to represent the number of whole shares of the appropriate class and series of the Surviving Corporation’s capital stock into which such shares of Welund-Delaware capital stock were converted in the Merger.

The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of capital stock of the Surviving Corporation represented by such outstanding certificate as provided above.

Each certificate representing capital stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of Welund-Delaware so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws.

If any certificate for shares of Surviving Corporation’s stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and comply with applicable securities laws and that the person requesting such transfer pay to the Exchange Agent any transfer or other taxes payable by reason of the issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of the Surviving Corporation that such tax has been paid or is not payable.

4.    General

4.1     Covenants of Welund-Nevada. Welund-Nevada covenants and agrees that it will, on or before the Effective Date of the Merger:

(a)    Irrevocably appoint an agent for service of process in the State of Delaware as required under the provisions of Section 252 of the Delaware General Corporation Law;

(b)    File any and all documents with the Delaware Franchise Tax Board necessary for the assumption by Welund-Nevada of all of the franchise tax liabilities of Welund-Delaware; and

(c)    Take such other actions as may be required by the Delaware General Corporation Law.

4.2    Further Assurances. From time to time, as and when required by Welund-Nevada or by its successors or assigns, there shall be executed and delivered on behalf of Welund-Delaware such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other actions, as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by Welund-Nevada the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Welund-Delaware and otherwise to carry out the purposes of this Agreement, and the officers and directors of Welund-Nevada are fully authorized in the name and on behalf of Welund-Delaware or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

4.3    Abandonment. At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either Welund-Delaware or Welund-Nevada, or both, notwithstanding the approval of this Agreement by the shareholders of Welund-Delaware or by the sole stockholder of Welund -Nevada, or by both.

4.4    Amendment. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretary of State of the State of Nevada, provided that an amendment made subsequent to the adoption of this Agreement by the stockholders of either Constituent Corporation shall not: (a) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (b) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger, or (c) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class of shares or series of capital stock of such Constituent Corporation.

4.5    Registered Office. The registered office of the Surviving Corporation in the State of Nevada is located at The Corporation Trust Company of Nevada, 6100 Neil Road, Suite 500, Reno, NV 89511 and The Corporation Trust Company of Nevada is the registered agent of the Surviving Corporation at such address.

4.6    FIRPTA Notification.

(a)    On the Effective Date of the Merger, Welund-Delaware shall deliver to Welund-Nevada, as agent for the shareholders of Welund-Delaware, a properly executed statement (the “Statement”) in substantially the form attached hereto as Exhibit A. Welund-Nevada shall retain the Statement for a period of not less than seven years and, upon request, shall provide a copy thereof to any person that was a shareholder of Welund-Delaware immediately prior to the Merger. In consequence of the approval of the Merger by the shareholders of Welund-Delaware, (i) such shareholders shall be considered to have requested that the Statement be delivered to Welund-Nevada as their agent and (ii) Welund-Nevada shall be considered to have received a copy of the Statement at the request of the Welund-Delaware shareholders for purposes of satisfying Welund-Nevada’s obligations under Treasury Regulation Section 1.1445-2(c)(3).

(b)    Welund-Delaware shall deliver to the Internal Revenue Service a notice regarding the Statement in accordance with the requirements of Treasury Regulation Section 1.897-2(h)(2).

4.7    Agreement. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 1940 Zinfandel Drive, Suite Q, Rancho Cordova, CA 95670 and copies thereof will be furnished to any stockholder of either Constituent Corporation, upon request and without cost.

4.8    Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Nevada, without giving effect to principles of conflicts of law

4.9    Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

The undersigned authorized representatives of the Constituent Corporation have executed and acknowledged this Agreement as of the date first set forth above.

Welund Fund, Inc., a Nevada corporation

Robert Freiheit,
President and Chief Executive Officer

Welund Fund Inc., a Delaware corporation

Robert Freiheit,
President and Chief Executive Officer

EXHIBIT A -- FORM OF FIRPTA CERTIFICATE

[Date]

Assistant Commissioner (International)
Director, Office of Compliance
OP:I:C:E:666
950 L’Enfant Plaza South, S.W.
COMSAT Building
Washington, D.C. 20024

NOTICE TO THE INTERNAL REVENUE SERVICE OF WELUND FUND, INC. UNITED STATES REAL PROPERTY HOLDING CORPORATION STATUS UNDER TREASURY REGULATION 1.897-2(H)(2)

Dear Sir:

1.    This Notice is being filed by Welund Fund, Inc., a Delaware corporation, (“Target”) pursuant to section 1.897-2(h)(2) of the Treasury Regulations promulgated under the Internal Revenue Code of 1986, as amended (the “Code”).

2.    The undersigned, on behalf of Target hereby declares that stock of Target is not a United States real property interest within the meaning of section 897 of the Code because Target is not and has not been a United States real property holding corporation as that term is defined in section 897(c) (2) of the Code during the applicable period specified in section 897(c) (1) (A) (ii) of the Code.

3.    Target’s United States taxpayer identifying number is: ____________________

4.    Target’s address is:

1940 Zinfandel Drive, Suite Q
Rancho Cordova, CA 95670

5.    In connection with the acquisition of Target by Welund Fund, Inc., a Nevada corporation, (“Acquiror”), the undersigned provided the attached statement to Acquiror declaring that an interest in Target is not a United States real property interest. The statement was voluntarily provided in response to a request from the transferee, Acquiror under Regulation  1. 1445-2(c) (3) (i).
Acquiror’s United States taxpayer identifying number is: _______________________

Acquiror’s address is:

1940 Zinfandel Drive, Suite Q
Rancho Cordova, CA 95670

6.    No supplemental statements pursuant to Treasury Regulations section 1.897-2(h) (5) are required to be filed herewith.

7.    Under penalties of perjury the undersigned declares that he has examined this certification, and the attachment hereto, and to the best of his knowledge and belief they are true, correct and complete. The undersigned further declares that he is a responsible officer and that he has authority to sign this document on behalf of Target.

A copy of the statement provided pursuant to Treasury Regulation §§1.897-2(h)(2) and 1.1445-2(c)(3)(i) is attached.

___________________________
Robert Freiheit, President

2

WELUND FUND, INC.

A Delaware Corporation

OFFICERS’ CERTIFICATE OF APPROVAL OF THE MERGER

Robert Freiheit certifies that:

1.    He is the President of Welund Fund, Inc., a corporation organized under the laws of the State of Delaware.

2.    The corporation has authorized two classes of stock, designated “Common Stock” and “Preferred Stock,” respectively.

3.    There were 3,440,000 shares of Common Stock and no shares of Preferred Stock outstanding as of the record date (the “Record Date”) and entitled to vote by written consent of the shareholders whereby the Agreement and Plan of Merger attached hereto (the “Merger Agreement”) was approved.

4.    The principal terms of the Merger Agreement were approved by the Board of Directors and by the vote of a number of shares of each class and series of stock, which equaled or exceeded the vote required.

5.    The percentage vote required was more than 50% of the outstanding shares of Common Stock.

Robert Freiheit further declares under penalty of perjury under the laws of the States of Delaware and Nevada that he has read the foregoing certificate and knows the contents thereof and that the same is true and correct of his own knowledge.

Executed in Rancho Cordova, California on January 25, 2006.

________________________________________
Robert Freiheit, President

WELUND FUND, INC.

A Nevada Corporation

OFFICERS’ CERTIFICATE OF APPROVAL OF MERGER

Robert Freiheit certifies that:

1.    He is the President of Welund Fund Inc., a corporation organized under the laws of the State of Nevada.

2.    The corporation has authorized two classes of stock, designated “Common Stock” and “Preferred Stock,” respectively.

3.    There are 100 shares of Common Stock outstanding and entitled to vote on the Agreement and Plan of Merger attached hereto (the “Merger Agreement”). There are no shares of Preferred Stock outstanding.

4.    The principal terms of the Merger Agreement were approved by the Board of Directors and by the vote of a number of shares of each class and series of stock which equaled or exceeded the vote required.

5.    The percentage vote required was more than 50% of the votes entitled to be cast by holders of outstanding shares of Common Stock.

Robert Freiheit further declares under penalty of perjury under the laws of the States of Nevada and Delaware that he has read the foregoing certificate and knows the contents thereof and that the same is true and correct of his own knowledge.

Executed in Rancho Cordova, California January 25, 2006.

__________________________________________
Robert Freiheit, President